UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2019

VISA INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33977	26-0267673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999 San Francisco, California	94128-8999
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 432-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of Visa Inc. (the “Company”) was held January 29, 2019, and the Company’s class A common stockholders voted on three proposals that are described in detail in the Company’s definitive proxy statement, dated December 6, 2018. Set forth below are the matters the stockholders voted on and the final voting results.
Proposal 1: Election of directors:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Lloyd A. Carney	1,220,609,388	92.2	102,354,434	7.7	974,779	203,719,883
Mary B. Cranston	1,306,727,271	98.7	16,277,494	1.2	933,836	203,719,883
Francisco Javier Fernandez-Carbajal	1,298,130,211	98.1	24,791,186	1.9	1,017,204	203,719,883
Alfred F. Kelly, Jr.	1,313,715,979	99.2	9,252,406	0.7	970,216	203,719,883
John F. Lundgren	1,321,116,022	99.8	1,667,773	0.1	1,154,806	203,719,883
Robert W. Matschullat	1,305,921,223	98.6	16,989,044	1.3	1,028,334	203,719,883
Denise M. Morrison	1,321,497,756	99.8	1,483,394	0.1	957,451	203,719,883
Suzanne Nora Johnson	1,298,657,573	98.1	24,346,315	1.8	934,713	203,719,883
John A. C. Swainson	1,305,131,919	98.6	17,780,348	1.3	1,026,334	203,719,883
Maynard G. Webb, Jr.	1,316,752,778	99.5	6,185,771	0.5	1,000,052	203,719,883

Each of the ten nominees were elected to the Company’s Board of Directors, each to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected or until his or her earlier resignation or removal.

Proposal 2: Approval, on an advisory basis, of compensation paid to our named executive officers:

Votes For:	1,267,404,530	95.7%
Votes Against:	50,513,000	4.3%
Abstentions:	6,021,071
Broker Non-Votes:	203,719,883

The proposal was approved.

Proposal 3: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year:

Votes For:	1,507,677,107	98.7%
Votes Against:	17,606,619	1.3%
Abstentions:	2,374,758
Broker Non-Votes:	n/a

The appointment was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISA INC.

Date: January 31, 2019	By:	/s/ Kelly Mahon Tullier
Kelly Mahon Tullier Executive Vice President and General Counsel